[Logo] KPMG Peat Marwick

                          Independent Auditor's Report


The Board of Directors
Citicorp Mortgage, Inc.
12855 North Outer Forty Drive
St. Louis, Missouri  63141

Mercantile Bank N.A.
One Mercantile Center
17th Floor
St. Louis, Missouri  63101

Citibank, N.A.
399 Park Avenue
New York, New York 10043

We have audited the consolidated financial statements of Citicorp Mortgage, Inc. (an indirect wholly owned subsidiary of Citicorp) and subsidiaries (the Company) as of and for the year ended December 31, 1997, and have issued our report thereon dated February 20, 1998. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

In connection with our audit, nothing came to our attention that caused us to believe that the Company failed to comply with the requirements applicable to HUD-approved Title II non-supervised mortgagee and loan correspondents, as specified in the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in August 1997 insofar as they relate to accounting matters related to the Mortgage Pass-Thru Certificates referred to in Exhibit I. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended for the information and use of the Board of Directors, management of the Company and the Trustee and should not be distributed or used for any other purpose.


                                            /s/ KPMG Peat Marwick LLP


February 20, 1998

                                                                       Exhibit I


                     CITICORP MORTGAGE INC. AND SUBSIDIARIES
                (An Indirect Wholly Owned Subsidiary of Citicorp)
                       Mortgage Pass-Through Certificates
                                December 31, 1997


Citicorp Homeowners, Inc.                                      Series 1987-2

Citibank, N.A.                                                 Series 1981-A
Citibank, N.A.                                                 Series 1981-B
Citibank, N.A.                                                 Series 1983-B
Citibank, N.A.                                                 Series 1985-A
Citibank, N.A.                                                 Series 1985-H
Citibank, N.A.                                                 Series 1985-K
Citibank, N.A.                                                 Series 1986-C
Citibank, N.A.                                                 Series 1986-F
Citibank, N.A.                                                 Series 1986-J
Citibank, N.A.                                                 Series 1986-L
Citibank, N.A.                                                 Series 1986-N
Citibank, N.A.                                                 Series 1986-O
Citibank, N.A.                                                 Series 1986-P
Citibank, N.A.                                                 Series 1986-Q
Citibank, N.A.                                                 Series 1986-R
Citibank, N.A.                                                 Series 1986-S
Citibank, N.A.                                                 Series 1986-T
Citibank, N.A.                                                 Series 1987-A
Citibank, N.A.                                                 Series 1987-B
Citibank, N.A.                                                 Series 1987-C
Citibank, N.A.                                                 Series 1987-D
Citibank, N.A.                                                 Series 1987-E
Citibank, N.A.                                                 Series 1987-F
Citibank, N.A.                                                 Series 1989 Co/op

Citicorp Mortgage Securities, Inc.                             Series 1987-1
Citicorp Mortgage Securities, Inc.                             Series 1987-2
Citicorp Mortgage Securities, Inc.                             Series 1987-3
Citicorp Mortgage Securities, Inc.                             Series 1987-4
Citicorp Mortgage Securities, Inc.                             Series 1987-5
Citicorp Mortgage Securities, Inc.                             Series 1987-8
Citicorp Mortgage Securities, Inc.                             Series 1987-9
Citicorp Mortgage Securities, Inc.                             Series 1987-10
Citicorp Mortgage Securities, Inc.                             Series 1987-11

                                                                 Exhibit I Cont.
                                                                 ---------------

Citicorp Mortgage Securities, Inc.
        Citibank, N.A.                                         Series 1987-13A

Citicorp Mortgage Securities, Inc.                             Series 1987-14

Citicorp Mortgage Securities, Inc.                             Series 1987-17

Citicorp Mortgage Securities, Inc.
        Citibank, N.A.                                         Series 1987-18A
        Citicorp Mortgage, Inc.                                Series 1987-18B

Citicorp Mortgage Securities, Inc.
        Citibank, N.A.                                         Series 1987-20A

Citicorp Mortgage Securities Inc.
        Citicorp Mortgage, Inc.                                Series 1988-1A

Citicorp Mortgage Securities, Inc.                             Series 1988-3

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-4A
Citibank, N.A.                                                 Series 1988-4B
        Citicorp Savings of Illinois, A Federal S&L Assoc.     Series 1988-4C

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-5A
        Citibank, N.A.                                         Series 1988-5B
        Citicorp Savings of Florida, A Federal S&L Assoc.      Series 1988-5C

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-6A
        Citibank, N.A.                                         Series 1988-6B

Citicorp Mortgage Securities, Inc.                             Series 1988-8

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-9A
        Citibank, N.A.                                         Series 1988-9B

                                                                 Exhibit I Cont.
                                                                 ---------------


Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-10A
        Citibank, N.A.                                         Series 1988-10B
        Citicorp Savings of Florida, A Federal S&L Assoc.      Series 1988-10C

Citicorp Mortgage Securities, Inc.                             Series 1988-11

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-13A
        Citibank, N.A.                                         Series 1988-13B
        Citicorp Savings of Illinois, A Federal S&L Assoc.     Series 1988-13C

Citicorp Mortgage Securities, Inc.                             Series 1988-15

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-16A
        Citibank, N.A.                                         Series 1988-16B
        Citicorp Savings of Florida, A Federal S&L Assoc.      Series 1988-16C

Citicorp Mortgage Securities, Inc.                             Series 1988-17

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-18A
        Citibank, N.A.                                         Series 1988-18B

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1988-19A
        Citibank, N.A.                                         Series 1988-19B
        Citicorp Savings of Florida, A Federal S&L Assoc.      Series 1988-19C

Citicorp Mortgage Securities, Inc.                             Series 1988-20

Citicorp Mortgage Securities, Inc.                             Series 1989-1

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-2A
        Citibank, N.A.                                         Series 1989-2B
        Citicorp Savings of Illinois, A Federal S&L Assoc.     Series 1989-2C

                                                                 Exhibit I Cont.
                                                                 ---------------

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-4A
        Citibank, N.A.                                         Series 1989-4B

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-5A
        Citibank, N.A.                                         Series 1989-5B

Citicorp Mortgage Securities, Inc.                             Series 1989-6

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-8A
        Citibank, N.A.                                         Series 1989-8B

Citicorp Mortgage Securities, Inc.                             Series 1989-9

Citicorp Mortgage Securities, Inc.                             Series 1989-12

Citicorp Mortgage Securities, Inc.                             Series 1989-13

Citicorp Mortgage Securities,Inc.                              Series 1989-16

Citicorp Mortgage Securities, Inc.                             Series 1989-17

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-A1
        Citibank, N.A.                                         Series 1989-A2
        Citicorp Savings of Florida, A Federal S&L Assoc.      Series 1989-A3
        Citicorp Savings of Illinois, A Federal S&L Assoc.     Series 1989-A4

Citicorp Mortgage Securities, Inc.                             Series 1989-19

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-C1
        Citibank, N.A.                                         Series 1989-C2
        Citicorp Savings of Illinois, A Federal S&L Assoc.     Series 1989-C3
        Citicorp Savings of California, A Federal S&L Assoc.   Series 1989-C4

                                                                 Exhibit I Cont.
                                                                 ---------------

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1989-D1
        Citibank, N.A.                                         Series 1989-D2
        Citicorp Savings of California, A Federal S&L Assoc.   Series 1989-D3

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-5A
        Citibank, N.A.                                         Series 1990-5B
        Citibank, Federal Savings Bank                         Series 1990-5C

Citibank Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-6A
        Citibank, N.A.                                         Series 1990-6B
        Citibank, Federal Savings Bank                         Series 1990-6C
        Citibank, Federal Savings Bank                         Series 1990-6D

Citibank Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-7A
        Citibank, N.A.                                         Series 1990-7B
        Citibank, Federal Savings Bank                         Series 1990-7C
        Citibank, Federal Savings Bank                         Series 1990-7D

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-8A
        Citibank, N.A.                                         Series 1990-8B
        Citibank, Federal Savings Bank                         Series 1990-8C
        Citibank, Federal Savings Bank                         Series 1990-8D

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-9A
        Citibank, N.A.                                         Series 1990-9B
        Citibank, Federal Savings Bank                         Series 1990-9C
        Citibank, Federal Savings Bank                         Series 1990-9D

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-10A
        Citibank, N.A.                                         Series 1990-10B
        Citibank, Federal Savings Bank                         Series 1990-10C
        Citibank, Federal Savings Bank                         Series 1990-10D

                                                                 Exhibit I Cont.
                                                                 ---------------

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-11A
        Citibank, N.A.                                         Series 1990-11B
        Citibank, Federal Savings Bank                         Series 1990-11C
        Citibank, Federal Savings Bank                         Series 1990-11D
        Citibank, Federal Savings Bank                         Series 1990-11E

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-12A
        Citibank, N.A.                                         Series 1990-12B
        Citibank, Federal Savings Bank                         Series 1990-12C

Citicorp Mortgage Securities, Inc.                             Series 1990-14
Citicorp Mortgage Securities, Inc.                             Series 1990-16
Citicorp Mortgage Securities, Inc.                             Series 1990-17
Citicorp Mortgage Securities, Inc.                             Series 1990-18
Citicorp Mortgage Securities, Inc.                             Series 1990-19

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-A1
        Citibank, N.A.                                         Series 1990-A2
        Citicorp Savings of California, A Federal S&L Assoc.   Series 1990-A3

Citicorp Mortgage Securities, Inc.
        Citicorp Mortgage, Inc.                                Series 1990-B1
        Citibank, N.A.                                         Series 1990-B2
        Citibank, Federal Savings Bank                         Series 1990-B3

Citicorp Mortgage Securities, Inc.                             Series 1990-D

Citicorp Mortgage Trust III
        Citicorp Mortgage, Inc.                                Series 1990-IIIA
        Citibank, N.A.                                         Series 1990-IIIB
        Citicorp Savings of California, A Federal S&L Assoc.   Series 1990-IIIC

Citicorp Mortgage Trust IV
        Citicorp Mortgage, Inc.                                Series 1990-IVA
        Citibank, N.A.                                         Series 1990-IVB
        Citibank, Federal Savings Bank                         Series 1990-IVC
        Citibank, Federal Savings Bank                         Series 1990-IVD

                                                                 Exhibit I Cont.
                                                                 ---------------

        Citibank, Federal Savings Bank                         Series 1990-IVE

Citicorp Mortgage Securities, Inc.                             Series 1991-1
Citicorp Mortgage Securities, Inc.                             Series 1991-2
Citicorp Mortgage Securities, Inc.                             Series 1991-3
Citicorp Mortgage Securities, Inc.                             Series 1991-4
Citicorp Mortgage Securities, Inc.                             Series 1991-5
Citicorp Mortgage Securities, Inc.                             Series 1991-6
Citicorp Mortgage Securities, Inc.                             Series 1991-7
Citicorp Mortgage Securities, Inc.                             Series 1991-8
Citicorp Mortgage Securities, Inc.                             Series 1991-9
Citicorp Mortgage Securities, Inc.                             Series 1991-11
Citicorp Mortgage Securities, Inc.                             Series 1991-13
Citicorp Mortgage Securities, Inc.                             Series 1991-14
Citicorp Mortgage Securities, Inc.                             Series 1991-15
Citicorp Mortgage Securities, Inc.                             Series 1991-16
Citicorp Mortgage Securities, Inc.                             Series 1991-17
Citicorp Mortgage Securities, Inc.                             Series 1991-18

Citicorp Mortgage Securities, Inc.                             Series 1991-A

Citicorp Mortgage Securities, Inc.                             Series 1992-1
Citicorp Mortgage Securities, Inc.                             Series 1992-2
Citicorp Mortgage Securities, Inc.                             Series 1992-3
Citicorp Mortgage Securities, Inc.                             Series 1992-4
Citicorp Mortgage Securities, Inc.                             Series 1992-5
Citicorp Mortgage Securities, Inc.                             Series 1992-7
Citicorp Mortgage Securities, Inc.                             Series 1992-8
Citicorp Mortgage Securities, Inc.                             Series 1992-9
Citicorp Mortgage Securities, Inc.                             Series 1992-10
Citicorp Mortgage Securities, Inc.                             Series 1992-11
Citicorp Mortgage Securities, Inc.                             Series 1992-12
Citicorp Mortgage Securities, Inc.                             Series 1992-13
Citicorp Mortgage Securities, Inc.                             Series 1992-14
Citicorp Mortgage Securities, Inc.                             Series 1992-15
Citicorp Mortgage Securities, Inc.                             Series 1992-16
Citicorp Mortgage Securities, Inc.                             Series 1992-17
Citicorp Mortgage Securities, Inc.                             Series 1992-18
Citicorp Mortgage Securities, Inc.                             Series 1992-19
Citicorp Mortgage Securities, Inc.                             Series 1992-20

                                                                 Exhibit I Cont.
                                                                 ---------------

Citicorp Mortgage Securities, Inc.                             Series 1993-1
Citicorp Mortgage Securities, Inc.                             Series 1993-2
Citicorp Mortgage Securities, Inc.                             Series 1993-3
Citicorp Mortgage Securities, Inc.                             Series 1993-4
Citicorp Mortgage Securities, Inc.                             Series 1993-5
Citicorp Mortgage Securities, Inc.                             Series 1993-6
Citicorp Mortgage Securities, Inc.                             Series 1993-7
Citicorp Mortgage Securities, Inc.                             Series 1993-8
Citicorp Mortgage Securities, Inc.                             Series 1993-9
Citicorp Mortgage Securities, Inc.                             Series 1993-10
Citicorp Mortgage Securities, Inc.                             Series 1993-11
Citicorp Mortgage Securities, Inc.                             Series 1993-12
Citicorp Mortgage Securities, Inc.                             Series 1993-13
Citicorp Mortgage Securities, Inc.                             Series 1993-14

Citicorp Mortgage Securities, Inc.                             Series 1994-1
Citicorp Mortgage Securities, Inc.                             Series 1994-2
Citicorp Mortgage Securities, Inc.                             Series 1994-3
Citicorp Mortgage Securities, Inc.                             Series 1994-4
Citicorp Mortgage Securities, Inc.                             Series 1994-5
Citicorp Mortgage Securities, Inc.                             Series 1994-6
Citicorp Mortgage Securities, Inc.                             Series 1994-7
Citicorp Mortgage Securities, Inc.                             Series 1994-8
Citicorp Mortgage Securities, Inc.                             Series 1994-9
Citicorp Mortgage Securities, Inc.                             Series 1994-10
Citicorp Mortgage Securities, Inc.                             Series 1994-11
Citicorp Mortgage Securities, Inc.                             Series 1994-12
Citicorp Mortgage Securities, Inc.                             Series 1994-13

Citicorp Mortgage Securities, Inc.                             Series 1995-1
Citicorp Mortgage Securities, Inc.                             Series 1995-2
Citicorp Mortgage Securities, Inc.                             Series 1995-3

Citicorp Mortgage Securities, Inc.                             Series 1996-1

Citicorp Mortgage Securities, Inc.                             Series 1997-1
Citicorp Mortgage Securities, Inc.                             Series 1997-2
Citicorp Mortgage Securities, Inc.                             Series 1997-3
Citicorp Mortgage Securities, Inc.                             Series 1997-4

                                                                 Exhibit I Cont.
                                                                 ---------------

Citicorp Mortgage Securities, Inc.                             Series 1997-5
Citicorp Mortgage Securities, Inc.                             Series 1997-6
Citicorp Mortgage Securities, Inc.                             Series 1997-7